UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2005



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                       GMACM Mortgage Loan Trust 2005-AR4
             (Exact name of registrant as specified in its charter)


            Delaware                  333-117232-33             41-1955181
        (State or Other                (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)        File Number)       Identification Number)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                           55437
---------------------------------------------------      ------------------
     (Address of principal executive office)                 (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )


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                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        On June 28, 2005, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2005-AR4, pursuant to the Pooling and Servicing Agreement dated as of June 28, 2005, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(C).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        10.1 Pooling and Servicing Agreement, dated as of June 28, 2005, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee.

        10.2 Mortgage Loan Purchase Agreement dated as of June 28, 2005 between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RESIDENTIAL ASSET MORTGAGE
                                        PRODUCTS, INC.



                                       By:  /s/ Patricia C. Taylor
                                           Name:   Patricia C. Taylor
                                           Title:  Vice President



Dated:  July 13, 2005




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                                  Exhibit Index


Exhibit

10.1 Pooling and Servicing Agreement, dated as of June 28, 2005, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee.

10.1    Mortgage Loan Purchase  Agreement dated as of June 28, 2005 between GMAC
        Mortgage   Corporation,   as  seller,  and  Residential  Asset  Mortgage
        Products, Inc., as purchaser.